REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Directors and Stockholders

Shanghai Detron Electric and Electronics Co., Ltd.

We have audited the accompanying consolidated statements of income and comprehensive income, changes in shareholders' equity and cash flows of Shanghai Detron Electric and Electronics Co., Ltd. for the years ended December 31, 2007 and 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting, as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Shanghai Detron Electric and Electronics Co., Ltd. for the year ended December 31, 2007 and 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Child, Van Wagoner & Bradshaw, PLLC

Child, Van Wagoner & Bradshaw, PLLC

Salt Lake City, Utah

December 28, 2008

SHANGHAI DETRON ELECTRIC AND ELECTRONICS CO., LTD.

BALANCE SHEETS AS OF DECEMBER 31, 2007 AND 2006

	DECEMBER 31,
	2007	2006

ASSETS
Current assets:
Cash and cash equivalents	$278,925	$300,458
Notes receivable	152,544	308,741
Accounts receivable, net of allowance of $202,436 in 2007 and $573,853 in 2006	3,274,813	2,504,160
Other receivable, net of allowance of $0 in 2007 and $16,411 in 2006	128,667	66,563
Inventories, net of reserve of $9,222 in 2007 and $8,613 in 2006	1,080,002	760,910
Prepaid Expenses	1,546	1,447

Total current assets	4,916,497	3,942,279

Property, plant and equipment:
Property, plant and equipment, net of accumulated depreciation of $298,398 in 2007 and $393,619 in 2006	175,608	858,950

Total assets	$5,092,105	$4,801,229

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$974,420	$561,163
Accrued expenses	365,167	177,687
Related party payables	2,756,536	2,741,238
Taxes payable	93,669	277,685

Total current liabilities	4,189,792	3,757,773

Minority Interest	118,007	54,406

STOCKHOLDERS’ EQUITY
Share capital	384,123	384,123
Retained earnings	354,424	639,527
Accumulated other comprehensive income	45,759	(34,600)

Total stockholders’ equity	784,306	989,050

Total liabilities and stockholders’ equity	$5,092,105	$4,801,229

See accompanying notes to the financial statements.

SHANGHAI DETRON ELECTRIC AND ELECTRONICS CO., LTD.

STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
Net revenues:
Net sales	$4,438,216	$3,762,670
Cost of goods sold	3,237,555	2,264,962
Gross profit	1,200,661	1,497,708

Operating expenses
Selling, general and administrative expenses	1,075,659	550,046
Bad debt expense	10,601	409,743
Depreciation	86,645	93,613
Salaries	225,614	269,882
Total operating expenses	1,398,519	1,323,284

Operating profit	(197,858)	174,424

Other income and (expenses)
Interest income	1,008	74
Investment income	-	23,330
Other operating income	21,099	97,689
Non operating income	86,106	-
Interest expense	-	(862)
Other operating expenses	-	(58,196)
Non operating expenses	(9,325)	-
Total other operating income and (expenses)	98,888	62,035

Net income before income taxes	(98,970)	236,459

Income taxes	(107,151)	(92,954)

Net income before minority interest	(206,121)	143,505

Minority interest	(78,982)	(21,643)

Net income	(285,103)	121,862

Other comprehensive income:
Foreign currency translation adjustment	80,359	(34,600)

Other comprehensive income	$(204,744)	$87,262

See accompanying notes to the financial statements.

SHANGHAI DETRON ELECTRIC AND ELECTRONICS CO., LTD.

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	Common Stock	Retained Earnings	Accumulated other comprehensive income	Total Stockholders’ Equity

Balance at December 31, 2005	$384,123	$2,323,868	$-	$2,707,991
Net income for the year	-	121,862	-	121,862
Foreign currency translation adjustment		-	(34,600)	(34,600)
Dividends paid	-	(1,806,203)	-	(1,806,203)
Balance at December 31, 2006	384,123	639,527	(34,600)	989,050
Net income for the year	-	(285,103)	-	(285,103)
Foreign currency translation adjustment	-	-	80,359	80,359
Balance at December 31, 2007	$384,123	$354,424	$45,759	$784,306

See accompanying notes to the financial statements.

SHANGHAI DETRON ELECTRIC AND ELECTRONICS CO., LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
Cash Flows from Operating Activities
Net income	$(285,103)	$121,862
Adjustments to reconcile net income from operations to net cash used in operating activities:
Depreciation	(118,023)	102,189
Provision for bad debt	(412,048)	391,552
Minority interest	78,982	21,643
Changes in non-cash operating working capital items:
(Increase) decrease in accounts receivable	(174,360)	(491,744)
(Increase) decrease in notes receivable	170,765	(129,223)
(Increase) decrease in inventory	(254,529)	(268,683)
(Increase) decrease in other receivables	(41,444)	(23,597)
(Increase) decrease in prepaid assets	3,238	15,173
Increase (decrease) in accounts payable	401,498	272,253
Increase (decrease) in accrued liabilities	1,989	22,008
Increase (decrease) in customer deposits	123,274	23,129
Increase (decrease) in income taxes payable	(195,905)	125,925
Net cash provided by operating activities	(701,666)	182,487

Cash Flows from Investing Activities
Proceeds from sale of fixed assets	831,765	-
Purchase of fixed assets	-	(66,592)
Net cash used in investing activities	831,765	(66,592)

Cash Flows from Financing Activities
Proceeds from related party loans	-	1,743,280
Repayments of related party loans	(171,122)	-
Payment of dividends	-	(1,806,203)
Net cash used by financing activities	(171,122)	(62,923)

Effects of exchange rate changes of cash	19,490	8,920

NET INCREASE (DECREASE) IN CASH	(21,533)	61,892

Cash and cash equivalents, beginning of year	300,458	238,566

Cash and cash equivalents, end of year	$278,925	$300,458

Supplemental disclosure of cash flow information
Cash paid during the year:
Income taxes paid	$290,461	$145,408

See accompanying notes to the financial statements.

SHANGHAI DETRON ELECTRIC AND ELECTRONICS CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

1.  ORGANIZATION AND PRINCIPAL ACTIVITIES

SHANGHAI DETRON ELECTRIC AND ELECTRONICS CO., LTD. ("Detron") was founded in 1994 and is located in Shanghai Changzheng Industrial Park in Shanghai, China. The Company specializes in the research and development of power supply electronics. The primary products of the company are power switches and power supply units for electrical equipment. The company is also active in the design as well as production of power supply units. The company has been certified ISO 9000.The two major competitors of the company include Changzhou Shan Taike Electric Co., Ltd and Wuxi Yufeng Electric Co., Ltd.  Detron has over 100 employees with 2,600 square meters of factory space.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Basis of Preparation

The financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America and include the accounts of the Company. This basis of accounting differs in certain material respects from that used for the preparation of the books and records of the Company, which are prepared in accordance with the accounting principles and the relevant financial regulations applicable to enterprises with limited liabilities established in the PRC (“PRC GAAP”) the accounting standards used in the place of their domicile.

(b) Economic and Political Risks

The Company's operations are conducted in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company's operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company's results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation.

(c) Property, Plant and Equipment

Property, plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over the assets' estimated useful lives, using the straight-line method. Estimated useful lives of the property, plant and equipment are as follows:

Land and buildings	20 years
Machinery and production equipment	8 years
Railway	20 years
Motor vehicles	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to the statement of income as incurred, whereas significant renewals and betterments are capitalized.

SHANGHAI DETRON ELECTRIC AND ELECTRONICS CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 (d) Accounting for the Impairment of Long-Lived Assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

There was no impairment of long-lived assets as of December 31, 2007 and 2006.

(e) Inventories

Inventories consist of finished goods of manufactured products.  Cost is stated at the lower of cost or                                                                       market on a first-in, first-out (FIFO) basis.  The Company has not recorded an allowance for slow-moving or obsolete inventory.  Obsolete inventory at December 31, 2007 and 2006 was minimal.

.

 (f) Accounts Receivable

Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred.

(g) Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

(h) Advances to Suppliers

Advances to suppliers represent the cash paid in advance for purchasing of inventory items from suppliers.

(i) Fair Value of Financial Instruments

The Company's financial instruments include cash and cash equivalents, accounts receivable, related party receivables, advances to suppliers, other receivables, taxes payable, accounts payable and notes payable. Management estimates that the carrying amounts of the non-related party financial instruments approximate their fair values due to their short-term nature.

SHANGHAI DETRON ELECTRIC AND ELECTRONICS CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(j) Revenue Recognition

The Company recognizes revenues in accordance with the guidelines of the Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104 “Revenue Recognition”.  The Company recognizes revenue from product sales when the orders are completed and shipped, provided that collection of the resulting receivable is reasonably assured.  Amounts billed to customers are recorded as sales while the shipping costs are included in cost of sales. Returns on defective custom parts may only be exchanged for replacement parts within 30 days of the invoice date.  Returns on defective catalogue parts, which can be resold, may be exchanged for replacement parts or for a refund.  Revenue from non-refundable customer tooling deposits is recognized when the materials are shipped or when the deposit is forfeited, whichever is earlier.

(k) Foreign Currency Translation

Transaction gains and losses result from a change in exchange rates between the functional currencies in which a foreign currency transaction is denominated.  They represent an increase or decrease in (a) the actual functional current cash flows realized upon settlement of foreign currency transactions and (b) the expected functional currency cash flows on unsettled foreign currency transactions.  All transaction gains and losses are included in other income or expense.  For all years presented, sales to customers were primarily denominated in RMB.

Assets and liabilities of Detron are translated into U.S. dollars at the prevailing exchange rate in effect at each period end.  Revenue and expenses are translated into U.S. dollars at the average exchange rate during the reporting period.  Contributed capital is translated into U.S. dollars at the historical exchange rate when capital was injected.  Any difference resulting from using the current rate, historical rate, and average rate in determination of retained earnings is accounted for as a translation adjustment and reported as part of comprehensive income or loss in the equity section.  Exchange differences are recognized in the income statement in the period in which they occur.

 The exchange rates adopted are as follows:-

	2007	2006
Year end RMB exchange rate	7.29	7.81
Average yearly RMB exchange rate	7.60	7.97

No representation is made that the RMB amounts could have been, or could be, converted into U.S. dollars at the rates used in translation.

(l) Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

SHANGHAI DETRON ELECTRIC AND ELECTRONICS CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 (m) Income Taxes

Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with Statement of Financial Accounting Standard (“SFAS”) No. 109, "Accounting for Income Taxes," these deferred taxes are measured by applying currently enacted tax laws.

(n) Recent Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 141R, "Business Combinations" ("SFAS No. 141R"). SFAS No. 141R amends SFAS 141 and provides revised guidance for recognizing and measuring identifiable assets and goodwill acquired, liabilities assumed, and any noncontrolling interest in the acquiree. It also provides disclosure requirements to enable users of the financial statements to evaluate the nature and financial effects of the business combination. It is effective for fiscal years beginning on or after December 15, 2008 and will be applied prospectively. We are currently evaluating the impact of adopting SFAS No. 141R on our consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51" ("SFAS No. 160”). SFAS No. 160 requires that ownership interests in subsidiaries held by parties other than the parent, and the amount of consolidated net income, be clearly identified, labeled, and presented in the consolidated financial statements. It also requires once a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value. Sufficient disclosures are required to clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. It is effective for fiscal years beginning on or after December 15, 2008 and requires retroactive adoption of the presentation and disclosure requirements for existing minority interests. All other requirements shall be applied prospectively. We are currently evaluating the impact of adopting SFAS No. 160 on our consolidated financial statements.

In March 2008, FASB issued Financial Accounting Standards No. 161, “Disclosure about Derivative Instruments and Hedging Activities - an amendment to FASB Statement No. 133.” The use and complexity of derivative instruments and hedging activities have increased significantly over the past several years. Constituents have expressed concerns that the existing disclosure requirements in FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” do not provide adequate information about how derivative and hedging activities affect an entity’s financial position, financial performance, and cash flows. Accordingly, this Statement requires enhanced disclosures about an entity’s derivative and hedging activities and thereby improves the transparency of financial reporting. This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In May 2008, the FASB issued Statement No. 162, “The Hierarchy of Generally Accepted Accounting Principles.”  This statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy).  This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “the Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles.”

SHANGHAI DETRON ELECTRIC AND ELECTRONICS CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(n) Recent Accounting Pronouncements (continued)

In May 2008, the FASB issued Statement No. 163 “Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60.”  The premium revenue recognition approach for a financial guarantee insurance contract links premium revenue recognition to the amount of insurance protection and the period in which it is provided. For purposes of this statement, the amount of insurance protection provided is assumed to be a function of the insured principal amount outstanding, since the premium received requires the insurance enterprise to stand ready to protect holders of an insured financial obligation from loss due to default over the period of the insured financial obligation.  This Statement is effective for financial statements issued for fiscal years beginning after December 15, 2008.

3.  ACCOUNTS RECEIVABLE

The receivables and allowance balances at December 31, 2007 and 2006 are as follows:

	December 31, 2007	December 31, 2006
Accounts receivable	$3,477,249	$3,078,013
Less: allowance for doubtful accounts	202,436	573,853
Accounts receivable, net	$3,274,813	$2,504,160

.

4.  COMPENSATED ABSENCES

Employees of the Company are entitled to be compensated for absences depending on job classification, length of service, and other factors.  At December 31, 2007 and 2006, the minimal amounts unused by employees could not be estimated, and accordingly, no provision is recorded.

SHANGHAI DETRON ELECTRIC AND ELECTRONICS CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

5.  CONCENTRATIONS, RISKS AND UNCERTAINTIES

The Company has two suppliers constituting greater than 10% of the Company’s purchasing volume. Huanlong Electronic Co. Ltd. comprised 11% in 2006, and Gaosi Electronic Co. Ltd, which comprised 10% in 2006 of its manufacturing cost. In 2005 only one supplier comprised more than 10%, which was Xiangming Instrument Box Co. Ltd., which represented 11.3% of the company's manufacturing costs.

The Company's concentration of business with customers constituting greater than 10% includes Xuji Electric Co. Ltd which represented 24.3% of the company's business in 2006 verse 33.4% in 2005, Henan Xuji Yiwan Logistics Co. Ltd which represented 23.2% of the company's business in 2006 verse 17.5% in 2005 and Guagnzhou Zhiguang Electric Engineering Company which represented 10% of the company's business in 2006 verse 3.9% in 2005, of the Company’s gross sales. The Company’s customers are in the power supply and electronic switching business.

As part of the production process, the Company may be required by its suppliers to advance funds under short-term agreements for tooling and other pre-production costs.  The loans are generally unsecured and may carry interest at the prevailing market rate for short-term instruments.  Such tooling is in most cases owned by the suppliers, and is a value primarily for the specific needs of the Company’s customers.  The Company in turn requires its customers to provide a non-refundable down payment to cover such startup costs.  In the event that a supplier is unable to fulfill its production agreements with the Company, management believes that other suppliers can be found for the Company’s products.  However, a change in suppliers would cause a delay in the production process, and could result in loss of tooling deposits and other supplier advances, which could negatively affect the Company’s operating results.  At December 31, 2006 and 2005, the balance of advances owed to the Company is $ 0 and $ 0, respectively.

6.  TAXES PAYABLE

Taxes payable consist of the following:

	DECEMBER 31,	DECEMBER 31,
	2007	2006
Income tax payable	$93,669	$277,685

Total	$93,669	$277,685

SHANGHAI DETRON ELECTRIC AND ELECTRONICS CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

7.  INCOME TAXES

(a) Corporation Income Tax (“CIT”)

Detron is governed by the Income Tax Laws of the PRC. The PRC federal statutory tax rate is 30% and the local tax rate is 3%.

The provision for income taxes for the two years ended December 31, 2007 and 2006 are summarized as follows:

	2007	2006
Current	$107,151	$92,958
Deferred	-	-
	$107,151	$92,958

(b) Value Added Tax (“VAT”)

In accordance with the relevant taxation laws in the PRC, the normal VAT rate for domestic sales is 17%, which is levied on the invoiced value of sales and is payable by the purchaser. The Company is required to remit the VAT it collects to the tax authority.

The value added tax refundable presents the VAT that the Company paid for the purchasing products and can be used to deduct the VAT related to the sale of products.

8.  COMMITMENTS AND CONTINGENCIES

The Company has no commitments as of December 31, 2007.